Exhibit 99.1

1 Fountain Square Chattanooga, TN 37402 www.unum.com

FOR IMMEDIATE RELEASE

Contacts
news	MEDIA	Jim Sabourin	423 294 6300
	INVESTORS	Thomas A. H. White	423 294 8996
		Madhavi Venkatesan	423 294 1630

Unum Group Completes Senior Notes Offering

CHATTANOOGA, Tenn. (September 30, 2009) – Unum Group (NYSE: UNM) announced today that it has completed an offering of senior notes. A total of $350 million aggregate principal amount of 7-year senior notes was issued today with an annual coupon rate of 7.125 percent. The proceeds will be used for general corporate purposes.

“Maintaining a strong capital position is an important element of our business strategy,” said Frank Williamson, Senior Vice President, Capital Management and Chief Investment Officer. “This financing will help further build our holding company liquidity position while maintaining debt leverage well below our targeted levels.”

Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC were joint book-running managers.

A prospectus supplement, dated September 25, 2009, and the accompanying base prospectus, dated November 12, 2008, relating to the senior notes may be obtained by visiting Filings & Forms on the U.S. Securities and Exchange Commission’s (SEC’s) website at www.sec.gov or the “SEC Filings” page on the “Investors” section of the company website at www.investors.unum.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of the senior notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any jurisdiction. Any offer, solicitation or sale will be made only by means of the prospectus supplement and the accompanying base prospectus.

ABOUT UNUM GROUP

Unum (www.unum.com) is one of the leading providers of employee benefits products and services and the largest provider of disability insurance products in the United States and the United Kingdom.

SAFE HARBOR STATEMENT

Statements in this press release that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on management’s expectations, plans and beliefs concerning future developments. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These risks and uncertainties include such matters as (1) unfavorable economic or business conditions, both domestic and foreign, including the continued financial market disruption; (2) investment results, including but not limited to, realized investment losses resulting from impairments that differ from our assumptions and historical experience; (3) rating agency actions, state insurance department market conduct examinations and other inquiries, other governmental investigations and actions, and negative media attention; (4) changes in interest rates, credit spreads, and securities prices; (5) currency exchange rates; (6) changes in our financial strength and credit ratings; (7) changes in claim incidence and recovery rates due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, and the effectiveness of claims management operations; (8) increased competition from other insurers and financial services companies due to industry consolidation or other factors; (9) legislative, regulatory, or tax changes, both domestic and foreign, including the effect of potential legislation and increased regulation in the current political environment; (10) effectiveness of our risk management program; (11) the level and results of litigation; (12) effectiveness in supporting new product offerings and providing customer service; (13) actual experience in pricing, underwriting, and reserving that deviates from our assumptions; (14) lower than projected persistency and lower sales growth; (15) fluctuation in insurance reserve liabilities; (16) ability and willingness of reinsurers to meet their obligations; (17) changes in assumptions related to intangible assets such as deferred acquisition costs, value of business acquired, and goodwill; (18) ability of our subsidiaries to pay dividends as a result of regulatory restrictions; (19) events or consequences relating to terrorism and acts of war, both domestic and foreign; (20) changes in accounting standards, practices, or policies; and (21) ability to recover our systems and information in the event of a disaster or unanticipated event.

For further information about risks and uncertainties that could affect actual results, see the Company’s filings with the SEC, including information in the sections titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and any subsequently filed Forms 10-Q. The forward-looking statements in this press release are being made as of the date of this press release, and the Company expressly disclaims any obligation to update or revise any forward-looking statement contained herein, even if made available on our web site or otherwise.

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